UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) November 30, 1999
                                                        -----------------

                                 About.com, Inc.
            --------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                   000-25525                    13-4034015
--------------------------------------------------------------------------------
(State or other jurisdiction       (Commission                  (IRS Employer
    of incorporation)              File Number)              Identification No.)

220 East 42nd street, 24th Floor, New York, New York                10017
----------------------------------------------------             -----------
    (Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code (212) 849-2000
                                                   --------------

                                 Not Applicable
         ---------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets

               On December 6, 1999, About.com, Inc. (the "Company") announced a definitive agreement to acquire North Sky, Inc. ("North Sky") pursuant to an Agreement and Plan of Reorganization (the "Agreement"), by and among the Company, North Sky and About.com Acquisition Corp., a wholly owned subsidiary of the Company ("Merger Sub"). Subject to the conditions set forth in the Agreement, Merger Sub will be merged with and into North Sky, with North Sky surviving the merger as a wholly owned subsidiary of the Company (the "Merger"), and with each share of North Sky common stock being converted into the right to receive approximately .0635 shares of Company common stock.

               The Company will also assume outstanding options to acquire North Sky common stock and will convert these into options to acquire Company common stock at the same exchange ratio used in the Merger for the outstanding North Sky common stock. The Merger is intended to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

               Copies of the Company's press release announcing the Agreement are incorporated herein by reference and included as Exhibit 99.1 hereto.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

               (a) Financial Information

               The required financial statements with respect to North Sky, Inc. are not included in this Current Report on Form 8-K. About.com, Inc. will file the financial statements by amendment no later than 60 days from the date on which this Current Report on Form 8-K must be filed.

               (b) Pro Forma Financial Information

               The required pro forma financial statements with respect to North Sky, Inc. and About.com, Inc. are not included in this Current Report on Form 8-K. About.com, Inc. will file the pro forma financial statements by amendment no later than 60 days from the date on which this Current Report on Form 8-K must be filed.

               (c) Exhibits

                   2.1 Agreement and Plan of Reorganization, dated as of November 30, 1999, by and among About.com, Inc., North Sky, Inc. and About.com Acquisition Corp.

                   99.1 Press release issued by About.com, Inc. on December 6, 1999 announcing the execution of the Agreement and Plan of Reorganization, dated as of November 30, 1999, by and among About.com, Inc., North Sky, Inc. and About.com Acquisition Corp.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                     ABOUT.COM, INC.
                                        ----------------------------------------

      December 13, 1999                            /s/ Scott P. Kurnit
-----------------------------------     ----------------------------------------
             Date                                Name: Scott P. Kurnit
                                               Title: President and Chief
                                                    Executive Officer

                                  EXHIBIT INDEX

Exhibits

      2.1 Agreement and Plan of Reorganization, dated as of November 30, 1999, by and among About.com, Inc., North Sky, Inc. and About.com Acquisition Corp.

      99.1 Press release issued by About.com, Inc. on December 6, 1999 announcing the execution of the Agreement and Plan of Reorganization, dated as of November 30, 1999, by and among About.com, Inc., North Sky, Inc. and About.com Acquisition Corp.